Filed under Rule 497(e)
Registration No.: 333-32798

SunAmerica Senior Floating Rate Fund, Inc.

AIG Senior Floating Rate Fund

Class C Shares

(the “Fund”)

Supplement dated December 21, 2017, to the Fund’s Prospectus and Statement of Additional Information (“SAI”), as supplemented and amended to date

Effective March 1, 2018, the following changes are made to the Fund’s Prospectus and SAI:

The following is added immediately after the fourth bullet in the section of the Prospectus entitled “Shareholder Account Information — Selecting a Share Class — Class C”:

•	Automatic conversion to Class A shares approximately ten years after purchase.

The section of the Prospectus entitled “Shareholder Account Information — Taxability of Transactions” is deleted in its entirety and replaced with the following:

Any time you sell or exchange shares, it is considered a taxable event for you. Depending generally on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class C shares, you will not have a taxable event when they convert into Class A shares. An exchange of shares you currently hold in one class of the Fund for shares of another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

The fourth paragraph in the section of the SAI entitled “Exchange Privilege” is deleted in its entirety and replaced with the following:

A shareholder who acquires Class C shares through an exchange from another AIG Fund will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class C shares to Class A.

The third and fourth paragraphs in the section of the SAI entitled “Description of Shares” is deleted in its entirety and replaced with the following:

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to removal by shareholders) and have the power to alter the number of Directors and fill vacancies on the Board, provided that at all times at least a majority of the Directors have been elected by shareholders. The vote of the shareholders required to elect a Director is a plurality of votes cast. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, Maryland law or the Charter. Also, a shareholders’ meeting must be called if requested in writing by the holders of record of not less than a majority of the votes entitled to be cast at a meeting. In addition, the Directors may be removed by the action of the holders of record of 75% or more of the outstanding shares entitled to vote thereon. All Classes of Common Stock will vote with respect to certain matters, such as election of Directors. When a matter to be voted on does not affect all Classes of Common Stock, such as approval of a Rule 12b-1 plan, only shareholders of the Class(es) affected by the matter are entitled to vote, except that under certain circumstances, the holders of Class C shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan.

Class A shares of Common Stock will be exchangeable only into Class A shares of any other AIGF. All shares of Common Stock issued and outstanding and all shares of Common Stock offered by the Prospectus when issued are and will be fully paid and non-assessable. Shares of Common Stock have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month ten years after the purchase of such Class C Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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